SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): March 8, 1998


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



            000-22609                                     84-1339282
           ----------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)



            555 SEVENTEENTH STREET, SUITE 1000 DENVER, COLORADO 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 303-291-1400
                                                           -------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.      OTHER EVENTS

         On March 8, 1998, the Registrant and LCI International, Inc., a Delaware corporation ("LCI"), entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") among the Registrant, a wholly-owned subsidiary of the Registrant ("Merger Sub") and LCI, providing for the merger (the "Merger") of Merger Sub with and into LCI that will result in LCI becoming a wholly owned subsidiary of the Registrant. The Merger Agreement and the joint press release of the Registrant and LCI announcing the Merger are filed as Exhibits 2.1 and 99.1, respectively, to this current report on Form 8-K.

         In connection with the execution of the Merger Agreement, on March 8, 1998 LCI, Philip F. Anschutz ("Anschutz"), the beneficial owner of approximately 173,000,000 shares (the "Anschutz Shares") of the common stock, $.01 par value, of the Registrant ("Registrant Common Stock"), and Anschutz Company, a Delaware corporation wholly owned by Anschutz and the record owner of the Anschutz Shares ("Anschutz Company"), entered into a voting agreement providing for, among other things, (1) the obligation of Anschutz to cause Anschutz Company to vote the Anschutz Shares at the Registrant's stockholders meeting to approve the issuance of shares of Registrant Common Stock pursuant to the Merger Agreement and an amendment to the Registrant's Amended and Restated Certificate of Incorporation increasing the authorized number of shares of Registrant Common Stock and (2) certain restrictions on (i) the sale or other transfer of the record ownership or the beneficial ownership, or both, of the Anschutz Shares by Anschutz or Anschutz Company and (ii) the acquisition by Anschutz or Anschutz Company of beneficial ownership of additional shares of capital stock of Registrant, in each case until the consummation of the Merger or the termination of the Merger Agreement. The Anschutz Shares constitute approximately 83.7% of the issued and outstanding shares of Registrant Common Stock as of February 28, 1998. A form of the voting agreement is attached as Exhibit 1.9 to the Merger Agreement.

         The Registrant cautions that the joint press release contains forward-looking statements that include, among others, statements concerning the benefits expected to result from the Merger, the Registrant's plans to complete a 16,000 route mile coast-to-coast, technologically advanced, fiber optic telecommunications network (the "Qwest Network"), expectations as to funding its capital requirements, anticipated expansion of carrier and commercial services and other statements of expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts. The Registrant cautions that these forward-looking statements are subject to risks and uncertainties, including financial, regulatory environment, and trend projections, that could cause actual events or results to differ materially from those expressed or implied by the statements. The most important factors that could prevent the Registrant from achieving its stated goals include, but are not limited to, failure by the Registrant to (i) manage effectively, cost efficiently and on a timely basis the construction of the route segments, (ii) enter into additional customer contracts to sell dark fiber or provide high volume capacity and otherwise expand its telecommunications customer base on the on the Qwest Network and (iii) obtain additional rights-of-way and maintain all necessary rights-of-way.


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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


             Exhibit 2.1 Agreement and Plan of Merger dated as of March 8, 1998 among the Registrant, Qwest 1998-L Acquisition Corp. and LCI International, Inc.

             Exhibit 99.1  Press   release   of   the    Registrant    and   LCI
                           International, Inc. dated March 9, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   QWEST COMMUNICATIONS INTERNATIONAL INC.




DATE:  March 9, 1998               By: /s/ ROBERT S. WOODRUFF
                                      -------------------------------------
                                           Robert S. Woodruff
                                           Executive Vice President - Finance,
                                           Chief Financial Officer and
                                           Treasurer

                                  EXHIBIT INDEX


             Exhibit 2.1 Agreement and Plan of Merger dated as of March 8, 1998 among the Registrant, Qwest 1998-L Acquisition Corp. and LCI International, Inc.

             Exhibit 99.1  Press   release   of   the    Registrant    and   LCI
                           International, Inc. dated March 9, 1998.


                                       A-1